UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 Amendment No. 3

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        March 31, 2011 (February 4, 2011)
               (Date of report (Date of earliest event reported))


                           CONSUMER CAPITAL GROUP INC.
               (Exact name of registrant as specified in Charter)

                              Mondas Minerals Corp.
          (Former name or former address, if changed since last report)

         Delaware                    333-152330                  26-2517432
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)               File No.)               Identification No.)

                         35 North Lake Avenue, Suite 280
                               Pasadena, CA 91101
                    (Address of Principal Executive Offices)

                                 (626) 568-3368
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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EXPLANATORY NOTE

     This Form 8-K/A amends the Current Report on Form 8-K of Mondas Minerals Corp. (the "Mondas") filed with the Securities and Exchange Commission on February 10, 2011 (the "Original 8-K"). Because the filing date of the Original 8-K was within 90 days after the most recent fiscal year end and 135 days of the date of the last audited financial statements of Consumer Capital Group, Inc. ("the Company"), the business being acquired by Mondas, the financial statements of the Company required by Items 2.01(f) and 9.01 of Form 8-K did not include the most recent full fiscal year. Accordingly, the Company is now filing the information that would be required to be included in an annual report for the Company for the most recent full fiscal year within the time period specified in the appropriate annual report form.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial statements of business acquired.

     The Audited Financial Statements of Consumer Capital Group, Inc. as of December 31, 2010 and 2009 are included herein as Exhibit 99.1.

     (b) Pro Forma financial information.

     Not applicable.

     (c) Shell company transaction.

     Not applicable.

     (d) Exhibits.

     99.1 Audited Financial Statements of Consumer Capital Group, Inc. as of December 31, 2010 and 2009

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
                                   SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CONSUMER CAPITAL GROUP INC.
                                        (Formerly Mondas Minerals Corp.)


Date: March 31, 2011                    By: /s/ Jianmin Gao
                                            ------------------------------------
                                            Jianmin Gao
                                            Chief Executive Officer

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